UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

The Hartford Mutual Funds, Inc.

The Hartford Mutual Funds II, Inc.

Hartford Funds Exchange-Traded Trust

Lattice Strategies Trust

(Name of Registrants as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

From:

Sent:

To:

Subject:	TEST	Upcoming proxy: What Clients Can Expect

Hi,

We wanted to make you aware of an upcoming proxy vote that may affect some of your clients in connection with Wellington Management’s pending acquisition of Hartford Funds.

There are no expected changes to the funds’ investment objectives, investment strategies, portfolio management teams, or current fees as a result of the proposals being presented.

While proxy materials will be sent directly to eligible shareholders, we wanted to share a brief overview and resources to help you prepare for client questions in the coming weeks.

Key Dates

•	Record Date: August 19, 2026 (shareholders as of this date will be eligible to vote)

•	Proxy Mailing: Early September 2026

•	Shareholder Meeting: November 5, 2026

What to Expect

•	Eligible shareholders will receive proxy materials directly.

•	Materials will explain the proposals and available voting options.

•	Voting can be completed online, by phone, or by mail.

•	Shareholders may receive reminder communications if they have not yet voted.

Helpful Resources

•	Frequently Asked Questions – Answers to common shareholder questions about the proxy vote and what it means for investors.

•	Wellington Management to Acquire Hartford Funds – Details on the announced acquisition and the strategic rationale behind the transaction.
•	Additional information can be found through [financial intermediary contact]

For even more information, please see the Hartford Funds Definitive Proxy Statement here.

We encourage you to review these materials so you’re prepared to address client questions as they arise.

Thank you for your continued partnership.

We are happy to answer any questions so that you and your clients are as informed as possible. Call
(855) 496-3017 with proxy voting questions.

Proxies may be solicited from a representative of Hartford Funds Management Company, LLC or any affiliate. Information regarding the persons who may be deemed participants in the solicitation, and a description of their direct and indirect interests in the proposals, by security holdings or otherwise, is included in the definitive proxy statement and other relevant materials filed with the SEC. A copy of the definitive proxy statement can be found at hartfordfunds.com/proxy2026statement.

Forward-Looking Statements. Certain statements in this communication are “forward-looking statements” within the meaning of the federal securities laws. These statements are based on management’s current expectations and assumptions and are subject to risks, uncertainties, and changes in circumstances that could cause actual results to differ materially from those expressed or implied. Forward-looking statements include, among other things, statements regarding the proposed acquisition of Hartford Funds by Wellington Management, the expected timing and completion of the transaction, the outcome of the shareholder vote and required regulatory and fund approvals, and the anticipated effects and benefits to shareholders and statements regarding the anticipated continuity of each Fund’s investment objective, strategies, fees, and portfolio management team following completion of the transaction. There can be no assurance that the proposed transaction will be completed, or that it will be completed on the currently anticipated terms or timing. Neither Hartford Funds nor Wellington Management undertakes any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as may be required by law.

Mutual funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. ETFs are distributed by ALPS Distributors, Inc. (ALPS). Advisory services may be provided by Hartford Funds Management Company, LLC (HFMC) or its wholly owned subsidiary, Lattice Strategies LLC (Lattice). Certain funds are sub-advised by Wellington Management Company LLP and/or Schroder Investment Management North America Inc (SIMNA). Schroder Investment Management North America Ltd. (SIMNA Ltd) serves as a secondary sub-adviser to certain funds. HFMC, Lattice, Wellington Management, SIMNA, and SIMNA Ltd. are all SEC registered investment advisers. Hartford Funds refers to HFD, HFMC, and Lattice, which are not affiliated with any sub-adviser or ALPS. HFD, 690 Lee Road, Wayne, PA 19087, 1-610-386-4088.

This email message may constitute a commercial electronic mail message under the CAN-SPAM Act of 2003.

This email was sent to info@hartfordfunds.com.

FOR FINANCIAL PROFESSIONAL OR INSTITUTIONAL INVESTOR USE ONLY / NOT FOR USE WITH THE PUBLIC

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From:	Hartford Funds
To:
Subject:	TEST | Important Update - Upcoming Proxy Vote
Date:	Thursday, September 3, 2026 8:38:02 AM

Hi,

Following up on my previous email about the proxy vote related to Hartford Funds’ pending acquisition by Wellington Management, I wanted to share a quick update.

Proxy materials are currently being mailed to shareholders. I know this process isn’t making life any easier for you or your clients, but there are a few important things to keep in mind:

1.	If clients don’t vote, they may continue receiving reminder phone calls encouraging them to do so. Those calls will stop once they vote.

2.	The Board recommends voting FOR the proposals, but clients should vote however they choose.

3.

Feel free to share this link with clients as appropriate: Hartford Funds Proxy 2026. It includes a brief video from our President about the importance of voting, a link to vote using their proxy control number, and a phone number to vote by phone.

Please give me a call with any questions and thank you for your patience.

For additional information, please reach out to the Hartford Funds Sales Desk at        or visit hartfordfunds.com.

Proxies may be solicited from a representative of Hartford Funds Management Company, LLC or any affiliate. Information regarding the persons who may be deemed participants in the solicitation, and a description of their direct and indirect interests in the proposals, by security holdings or otherwise, is included in the definitive proxy statement and other relevant materials filed with the SEC. A copy of the definitive proxy statement can be found at hartfordfunds.com/proxy2026statement.

Forward-Looking Statements. Certain statements in this communication are “forward-looking statements” within the meaning of the federal securities laws. These statements are based on management’s current expectations and assumptions and are subject to risks, uncertainties, and changes in circumstances that could cause actual results to differ materially from those expressed or implied. Forward-looking statements include, among other things, statements regarding the proposed acquisition of Hartford Funds by Wellington Management, the expected timing and completion of the transaction, the outcome of the shareholder vote and required regulatory and fund approvals, and the anticipated effects and benefits to shareholders and statements regarding the anticipated continuity of each Fund’s investment objective, strategies, fees, and portfolio management team following completion of the transaction. There can be no assurance that the proposed transaction will be completed, or that it will be completed on the currently anticipated terms or timing. Neither Hartford Funds nor Wellington Management undertakes any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as may be required by law.

Mutual funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. ETFs are distributed by ALPS Distributors, Inc. (ALPS). Advisory services may be provided by Hartford Funds Management Company, LLC (HFMC) or its wholly owned subsidiary, Lattice Strategies LLC (Lattice). Certain funds are sub-advised by Wellington Management Company LLP and/or Schroder Investment Management North America Inc (SIMNA). Schroder Investment Management North America Ltd. (SIMNA Ltd) serves as a secondary sub-adviser to certain funds. HFMC, Lattice, Wellington Management, SIMNA, and SIMNA Ltd. are all SEC registered investment advisers. Hartford Funds refers to HFD, HFMC, and Lattice, which are not affiliated with any sub-adviser or ALPS. HFD, 690 Lee Road, Wayne, PA 19087, 1-610-386-4088.

This email message may constitute a commercial electronic mail message under the CAN-SPAM Act of 2003.

This email was sent to info@hartfordfunds.com.

FOR FINANCIAL PROFESSIONAL OR INSTITUTIONAL INVESTOR USE ONLY / NOT FOR USE WITH THE PUBLIC

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